UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K/A

Amendment to 8-k originally filed with the Commission on June 21, 2007

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 11, 2007

Cord Blood America, Inc.
(Exact name of registrant as specified in charter)

Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into a Material Definitive Agreement.

On May 11, 2007, Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with Stephanie Schissler (the “Holder”) (Promissory Note hereby referenced to Exhibit 10.146). Pursuant to the terms of the Promissory Note, the Company will repay $121,500.00, with interest in the amount of ten percent (10%) per annum, on or before May 11, 2010 (“Maturity Date”).  Said principal and interest shall be paid to the Holder in equal installment payments of $ 3,908.35 on the 11th day of each month for a term of 36 months, commencing June 11, 2007 and ending on or before the Maturity Date. The repayment of this Note is secured by a pledge of 2,500,000 shares of the Company’s un-issued Treasury Stock.  (Exhibit 10.151 attached hereto).

On June 11, 2007, Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with Stephanie Schissler (the “Holder”) (Promissory Note hereby referenced to Exhibit 10.146). Pursuant to the terms of the Promissory Note, the Company will repay $76,950.00, with interest in the amount of ten percent (10%) per annum, on or before June 11, 2010 (“Maturity Date”).  Said principal and interest shall be paid to the Holder in equal installment payments of $ 2,482.98 on the 11th day of each month for a term of 36 months, commencing July 11, 2007 and ending on or before the Maturity Date.  The repayment of this Note is secured by a pledge of 2,250,000shares of the Company’s un-issued Treasury Stock. (Exhibit 10.152 attached hereto).

On June 11, 2007, Cord Blood America, Inc. (the “Company”) entered into a Promissory Note with Matthew Schissler (the “Holder”) (Promissory Note hereby referenced to Exhibit 10.146). Pursuant to the terms of the Promissory Note, the Company will repay $25,650.00, with interest in the amount of ten percent (10%) per annum, on or before June 11, 2010 (“Maturity Date”).  Said principal and interest shall be paid to the Holder in equal installment payments of $ 827.66 on the 11th day of each month for a term of 36 months, commencing July 11, 2007 and ending on or before the Maturity Date. The repayment of this Note is secured by a pledge of 750,000 shares of the Company’s un-issued Treasury Stock. (Exhibit 10.153 attached hereto).

On September 28, 2007, both Matthew and Stephanie Schissler entered into Pledge Agreements for security of their loans to the Company.  (Exhibits 10.154-10.156 attached hereto).

ITEM 9.01

Financial Statements and Exhibits

10.151

Promissory Note – Stephanie Schissler

10.152

Promissory Note – Stephanie Schissler

10.153

Promissory Note – Matthew Schissler

10.154

Pledge Agreement – Stephanie Schissler

10.155

Pledge Agreement – Stephanie Schissler

10.156

Pledge Agreement – Matthew Schissler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
Date: October 3, 2007	By:	/s/Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer